UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported)      February 22, 2007
LIN TV Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31311	05-0501252

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
LIN Television Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-25206	13-3581627

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Four Richmond Square, Suite 200, Providence, Rhode Island 02906
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code:      (401) 454-2880
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Employment Agreement - Chief Executive Officer
Employment Agreement - Executive Vice President Television
Employment Agreement - Executive Vice President Digital Media
Employment Agreement - Vice President General Counsel and Secretary

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Chief Executive Officer 2006 Bonus and 2007 Salary
On February 21, 2007, the Compensation Committee (the “Compensation Committee”) of our Board of Directors (the “Board”) determined the amount of the 2006 cash bonus to be paid to Vincent L. Sadusky, our President and Chief Executive Officer. The bonus for 2006 was determined based upon the achievement of certain strategic objectives, including performance targets calculated based upon our annual, audited financial results and other subjective factors. The total bonus awarded was $837,500, consisting of $712,500 based upon the performance targets plus $125,000 based upon other subjective criteria established by the Compensation Committee in accordance with the Employment Agreement between the Company and Mr. Sadusky. The Committee also approved the 2007 salary to be paid to Mr. Sadusky in the amount of $500,000.
Details of Mr. Sadusky’s employment agreement were previously disclosed in an 8-K dated July 11, 2006. The full agreement is being filed as Exhibit 10.1 to this Form 8-K.
Scott M. Blumenthal Compensation Agreement
Executive Vice President Television
On September 6, 2006, Scott Blumenthal was promoted to Executive Vice President Television of us and LIN Television Corporation (“LIN Television”). On February 22, 2007, we and LIN Television entered into an employment agreement with Mr. Blumenthal, effective as of September 6, 2006. In connection with his promotion, the Compensation Committee approved the September 6, 2006 grant to Mr. Blumenthal of an option to purchase 200,000 shares of the Company’s class A common stock. The option vests over a period of four years, with 25% of the option vesting on each anniversary of the grant date, beginning one year from the date of grant.
Mr. Blumenthal’s agreement provides for Mr. Blumenthal to receive a base salary of $375,000 and to be eligible for an annual bonus in an amount up to 80% of his then-current base salary, based upon achievement of certain revenue and EBITDA targets established by the President and CEO of LIN TV, together with the Board. Mr. Blumenthal will also be eligible for a second annual bonus payment in an amount up to 13.34% of his then-current base salary. The amount of this second bonus will be determined by the President and CEO of LIN TV and the Compensation Committee and will be based upon their assessment of such factors as they determine are relevant, such as financial performance or management’s achievement of certain goals established by the President and CEO and the Board. The employment agreement will remain in effect until LIN TV, LIN Television or Mr. Blumenthal terminates it.

If the employment agreement is terminated by LIN TV or LIN Television “without cause” or by Mr. Blumenthal for “good reason” as defined in the agreement, Mr. Blumenthal will be entitled to receive a severance payment in an amount equal to his base salary and the bonus he received in the prior year. In addition, during the twelve-month period following the termination of Mr. Blumenthal’s employment by LIN TV or LIN Television “without cause” or by Mr. Blumenthal for “good reason,” LIN Television will continue to pay the employer’s portion of Mr. Blumenthal’s health and dental insurance premiums. Mr. Blumenthal has agreed to preserve all confidential and proprietary information relating to LIN TV’s and LIN Television’s business during and after the term of the agreement. In addition, Mr. Blumenthal has agreed to non-competition and non-solicitation provisions that are in effect during the term of the agreement and for one year thereafter. Upon a change of control transaction or if either LIN TV or LIN Television terminate Mr. Blumenthal’s employment in anticipation of a change of control transaction, the agreement provides that the stock options that LIN TV granted to Mr. Blumenthal (representing the right to purchase 200,000 shares of the Company’s class A common stock) will become fully vested.
Gregory M. Schmidt’s Compensation Agreement
Executive Vice President Digital Media
On September 6, 2006, Gregory M. Schmidt was named Executive Vice President Digital Media of us and LIN Television. On February 22, 2007, we and LIN Television entered into an employment agreement with Mr. Schmidt, effective as of September 6, 2006. In connection with his appointment, the Compensation Committee approved the September 6, 2006 grant to Mr. Schmidt of an option to purchase 200,000 shares of the Company’s class A common stock. The option vests over a period of four years, with 25% of the option vesting on each anniversary of the grant date, beginning one year from the date of grant.
Mr. Schmidt’s agreement provides for Mr. Schmidt to receive a base salary of $400,000 and to be eligible for an annual bonus in an amount up to 65.63% of his then-current base salary, based upon achievement of certain digital media revenue targets established by the President and CEO of LIN TV, together with the Board. Mr. Schmidt will also be eligible for a second annual bonus payment in an amount up to 10.94% of his then-current base salary. The amount of this second bonus will be determined by the President and CEO of LIN TV and the Compensation Committee and will be based upon their assessment of such factors as they determine are relevant, such as financial performance or management’s achievement of certain goals established by the President and CEO and the Board. The employment agreement will remain in effect until LIN TV, LIN Television or Mr. Schmidt terminates it.
If the employment agreement is terminated by LIN TV or LIN Television “without cause” or by Mr. Schmidt for “good reason” as defined in the agreement, Mr. Schmidt will be entitled to receive as a severance payment, subject to the reductions described below, a payment in an amount equal to three times his base salary and three times the bonus he received in the prior year. In addition, during the thirty-six month period following the termination of Mr. Schmidt’s employment by LIN TV or LIN Television

“without cause” or by Mr. Schmidt for “good reason,” LIN Television will continue to pay the employer’s portion of Mr. Schmidt’s health and dental insurance premiums. The amount of the severance payment and medical continuation payment to which Mr. Schmidt is entitled will be reduced pro rata for each day of Mr. Schmidt’s employment following September 6, 2006, until Mr. Schmidt is entitled to a severance payment equal to his base salary plus the bonus that he received in the prior year. His entitlement to medical continuation payments will be reduced in the same manner until he is entitled to one year of such payments.
In the event that the employment agreement is terminated by LIN TV or LIN Television “without cause” or by Mr. Schmidt for “good reason” as defined in the agreement, the stock options and restricted stock awards granted to Mr. Schmidt prior to September 6, 2006, will become fully vested. Mr. Schmidt has agreed to preserve all confidential and proprietary information relating to LIN TV’s and LIN Television’s business during and after the term of the agreement. In addition, Mr. Schmidt has agreed to non-competition and non-solicitation provisions that are in effect during the term of the agreement and for one year thereafter. Upon a change of control transaction or if either LIN TV or LIN Television terminate Mr. Schmidt’s employment in anticipation of a change of control transaction, the agreement provides that the stock options that LIN TV granted to Mr. Schmidt (representing the right to purchase 200,000 shares of the Company’s class A common stock) along with all other stock options and restricted stock awards granted to Mr. Schmidt prior to September 6, 2006, will become fully vested.
Denise M. Parent’s Compensation Agreement
Vice President General Counsel and Secretary
On September 6, 2006, Denise M. Parent was promoted to Vice President General Counsel and Secretary of us and LIN Television. On February 22, 2007, we and LIN Television entered into an employment agreement with Ms. Parent, effective as of September 6, 2006. In connection with her promotion, the Compensation Committee approved the September 6, 2007grant to Ms. Parent of an option to purchase 60,000 shares of the Company’s class A common stock. The option vests over a period of four years, with 25% of the option vesting on each anniversary of the grant date, beginning one year from the date of grant.
Ms. Parent’s agreement provides for Ms. Parent to receive a base salary of $275,000 and to be eligible for an annual bonus in an amount up to 27.27% of her then-current base salary based upon achievement of certain revenue and EBITDA targets established by the President and CEO of LIN TV together with the Board. Ms. Parent will also be eligible for a second annual bonus payment in an amount up to 40.91% of her then-current base salary. The amount of this second bonus will be determined by the President and CEO of LIN TV and the Compensation Committee and will be based upon their assessment of such factors as they determine are relevant, such as financial performance or management’s achievement of certain goals established by the President and CEO and the Board. The employment agreement will remain in effect until LIN TV, LIN Television or Ms. Parent terminates it.

If the employment agreement is terminated by LIN TV or LIN Television “without cause” or by Ms. Parent for “good reason” as defined in the agreement, Ms. Parent will be entitled to receive as a severance payment, subject to the reductions described below, a payment in an amount equal to three times her base salary and three times the bonus she received in the prior year. In addition, during the thirty-six month period following the termination of Ms. Parent’s employment by LIN TV or LIN Television “without cause” or by Ms. Parent for “good reason,” LIN Television will continue to pay the employer’s portion of Ms. Parent’s health and dental insurance premiums. The amount of the severance payment and medical continuation payment to which Ms. Parent is entitled will be reduced pro rata for each day of Ms. Parent’s employment following September 6, 2006, until Ms. Parent is entitled to a severance payment equal to her base salary plus the bonus that she received in the prior year. Her entitlement to medical continuation payments will be reduced in the same manner until she is entitled to one year of such payments.
In the event that the employment agreement is terminated by LIN TV or LIN Television “without cause” or by Ms. Parent for “good reason” as defined in the agreement, the stock options and restricted stock awards granted to Ms. Parent prior to September 6, 2006 will become fully vested. Ms. Parent has agreed to preserve all confidential and proprietary information relating to LIN TV’s and LIN Television’s business during and after the term of the agreement. In addition, Ms. Parent has agreed to non-competition and non-solicitation provisions that are in effect during the term of the agreement and for one year thereafter. Upon a change of control transaction or if either LIN TV or LIN Television terminate Ms. Parent’s employment in anticipation of a change of control transaction, the agreement provides that the stock options that LIN TV granted to Ms. Parent (representing the right to purchase 60,000 shares of the Company’s class A common stock) along with all other stock options and restricted stock awards granted to Ms. Parent prior to September 6, 2006, will become fully vested.

Item 9.01 Financial Statements and Exhibits.
10.1 Employment agreement between, our Chief Executive Officer, Vincent L. Sadusky, LIN TV Corp. and LIN Television Corporation dated as of November1, 2006.
10.2 Employment agreement between our Executive Vice President Television, Scott M. Blumenthal, LIN TV Corp., and LIN Television Corporation dated as of February 22, 2007.
10.3 Employment agreement between our Executive Vice President Digital Media, Gregory M. Schmidt, LIN TV Corp. and LIN Television Corporation, dated as of February 22, 2007.
10.4 Employment agreement between our Vice President General Counsel and Secretary, Denise M. Parent, LIN TV Corp., and LIN Television Corporation dated February 22, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIN TV Corp.
Date: February 27, 2007	By:	/s/ William A. Cunningham
		Name:	William A. Cunningham
		Title:	Vice President and Controller